UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 20, 2019

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15903	72-1100013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300
Houston, Texas		77079
(Address of Principal Executive Offices)		(Zip Code)

(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2019, CARBO Ceramics Inc. (the “Company”) received notice from the New York Stock Exchange (the “NYSE”) stating that the NYSE has determined to commence proceedings to delist the Company’s common stock from the NYSE as a result of the Company’s failure to maintain an average global market capitalization over the prior consecutive 30 trading-day period of at least $15 million in accordance with Section 802.01B of the NYSE Listed Company Manual. The NYSE also suspended the trading of the Company’s common stock at the close of trading on December 20, 2019. The Company does not intend to appeal the NYSE’s decision.

The NYSE notification does not affect the Company’s business operations or its Securities and Exchange Commission reporting requirements, and does not conflict with or cause an event of default under any of the Company’s material debt agreements.

The Company’s common stock is expected to commence trading on the OTCQB Market under the symbol “CRRT” on December 23, 2019. The Company can provide no assurance that its common stock will commence or continue to trade on the OTCQB Market, that broker-dealers will continue to provide public quotes of the Company’s common stock on the OTCQB Market, that the trading volume of the Company’s common stock will be sufficient to provide for an efficient and liquid trading market or whether quotes for the Company’s common stock will continue on the OTCQB Market in the future.

Item 7.01. Regulation FD Disclosure.

On December 20, 2019, the Company issued a press release regarding the expected trading of its common stock on the OTCQB Market. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in this Item 7.01 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated December 20, 2019.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: December 20, 2019
	By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President and Chief Financial Officer